SECURACOM, INCORPORATED
                         COMMON STOCK PURCHASE AGREEMENT





Securacom, Incorporated
a Delaware Corporation
c/o KuwAm Corporation
2600 Virginia Avenue, N.W., Suite 900
Washington, D.C. 20037

Gentlemen:

         Securacom, Incorporated (the "Company") hereby agrees to issue and sell to the undersigned (the "Investor") and the undersigned hereby agrees to purchase shares of the Company's common stock, $.01 par value per share (the "Shares'), at $ per share for a total purchase price of $
            .

         The Investor shall pay for the Shares by wiring funds in accordance with the wire transfer instructions provided below.

         The Investor acknowledges that he has received and read the Company's Business Plan dated January 31, 1994 (the "Business Plan") and Common Stock Purchase Agreement dated January 31, 1994 (the "Agreement") and that he has been provided sufficient information regarding the management and operation of the Company pursuant to the Business Plan.

                                    SECTION 1

                  Representations and Warranties of the Company

         The Company hereby represents and warrants to the Investor as follows:

         1.1 Organization and Standing The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with its principal place of business at 50 Tice Boulevard, Woodcliff Lake, New Jersey 07675. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in every jurisdiction where the failure to so qualify would have a material adverse effect on the Company's business.

         1.2 Corporate Power. The Company has or, on or before the Closing Date, will have all requisite legal and corporate power to execute and deliver this Agreement, to issue and sell the Shares to the Investor hereunder and to carry out and perform its obligations under the terms of this Agreement.

         1.3 Authorization. The Company has or, on or before the Closing Date, will have the right and power, and has taken all necessary corporate action, to authorize it to enter into, execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by the duly authorized officers of the Company and constitutes a legal, valid and binding obligation of the Company to the Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules of law governing specific performance, injunctive relief or other equitable remedies.

         1.4 Capitalization. The authorized capital stock of the Company consists of:

         4,000,000 shares of Common Stock, $.01 par value, of which 3,278,889 shares are issued and outstanding.

         1.5 Compliance with Other Instruments. The Company is not in violation of any term of its Articles of Incorporation or Bylaws, or in any material respect of any term or provision of any material mortgage, indenture, contract, agreement, instrument, judgment or decree, and to the best of any officer of the Company's knowledge is not in violation of any order, statute, rule or regulation applicable to the Company the violation of which could have a material adverse effect on the Company's business.

         1.6 Litigation, etc. There are no actions, suits, proceedings or investigations pending or threatened against the Company or its properties before any court or governmental agency (nor, to the best of any officer of the Company's knowledge, is there any threat thereof), which, either individually or in the aggregate, might result in any material adverse change in the business, prospects, financial condition or equity ownership of the Company or any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company, and none of which questions the validity of this Agreement or any action taken or to be taken in connection herewith. The Company is not a party or subject to any writ, order, decree or judgment and has no plans to initiate any legal action.

         1.7 Material Contracts. All contracts, agreements, leases, licenses, and other commitments between or among the Company and any other parties, whether formal or informal, written or verbal, have been disclosed to the Investor.

                                    SECTION 2

                 Representations and Warranties of the Investor

         The undersigned hereby represents and warrants to the Company as follows:

         2.1 Experience. The Investor is an accredited investor (i) within the meaning of Regulation D promulgated under the Securities Act and (ii) is experienced in evaluating and investing in recently organized companies such as the Company, is able to fend for itself or himself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Investor's investment and has the ability to bear the economic risks of such Investor's investment hereunder.

         2.2 Investment. The Investor is acquiring the Shares for investment in such Investor's own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. Such Investor understands that the Shares have not been registered under the Securities Act of 1933 by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor's representations as expressed herein. The Investor understands that the basis for such exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise; the Investor has no such intention. The principal place of business or residence of the Investor is set forth below.

         2.3 Rule 144. The Investor acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act that permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

         2.4 No Public Market. The Investor understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Shares.

         2.5 Access to Data. The Investor has carefully reviewed the Business Plan and all other material and information relevant to the Company provided to such Investor, and has made such independent investigations as such Investor has deemed necessary, including consultation with such Investor's own advisors, to determine the suitability of an investment in the Company and the relationship of such an investment to such Investor's overall investment program and financial and tax position. The Investor has received all of the information such Investor believes required to make an informed decision regarding this investment. Any questions raised by the Investor (or such Investor's representatives) concerning the transaction have been answered to the satisfaction of the Investor (and such Investor's representatives). The Investor's decision to purchase the Shares is based on such Investor's own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

         2.6 Organization and Standing. If the Investor is a corporation, partnership or other entity, it is a limited partnership or corporation duly organized and existing under, and by virtue of, the laws of the jurisdiction of its organization and is in good standing under such laws. It has requisite power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. It is qualified to do business in every jurisdiction where the failure to so qualify would have a material adverse effect on its business.

         2.7 Power. The Investor will have, on the Closing Date, all requisite legal power to execute and deliver this Agreement, purchase the Shares and to carry out and perform such Investor's obligations under this Agreement.

         2.8 Authorization. All action on the part of the Investor, its directors, shareholders, partners or other principals (if applicable) necessary for the authorization, execution, delivery and performance under this Subscription Agreement by such Investor, the purchase of the Shares, and the performance of such Investor's obligations has been taken or will be taken prior to the Closing Date.

         2.9 Compliance with Other Instruments. etc. Such Investor is not in violation of any term of its constituent documents (if such Investor is a corporation, partnership or other entity), or in any material respect of any term or provision of any material mortgage, indenture, contract, agreement, instrument, judgment or decree, and to the best of such Investor's knowledge is not in violation of any order, statute, rule or regulation applicable to such Investor the violation of which could have a material adverse effect on such Investor's business or financial condition.

         2.10 Litigation, etc. There are no actions, suits, proceedings or investigations pending or threatened against such Investor or such Investor's properties before any court or governmental agency (nor, to the best of such Investor's knowledge, is there any threat thereof), which, either individually or in the aggregate, might result in any material adverse change in such Investor's business or financial condition or any of such Investor's properties or assets, or in any material impairment of such Investor's right or ability to carry on such Investor's business as now conducted or as proposed to be conducted, or in any material liability on the part of such Investor, and none of which questions the validity of this Agreement or any action taken or to be taken in connection.

                                    SECTION 3

                 Restrictions on Transferability to Securities;
                         Compliance with Securities Act

         3.1 Restrictions on Transferability. The Shares are restricted and shall not be sold, transferred, pledged or otherwise disposed of unless all the terms and conditions of this Agreement and the provisions of the Securities Act of 1933, as amended (the "Securities Act") have been strictly complied with. The Shares have not been registered under the Securities Act and the Investor agrees not to sell, transfer or otherwise dispose of any of the Shares in a transaction which is not registered under the Securities Act or exempt from such registration, and prior to any such sale, transfer or disposition, the Investor must provide the Company with an opinion of counsel, reasonably satisfactory to the Company that the proposed sale, transfer or disposition will not violate any applicable Federal or state securities laws.

         3.2 Certain Definitions. As used in this Section 3, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Holders" as used in this Section 3 shall mean and include the Investor and any person holding Registrable Securities to whom the registration rights granted hereunder are transferred in accordance with the provisions of Section 3.8.

         "Registrable Securities" means (i) the Shares and (ii) any Common Stock of the Company issued or issuable or other securities issued or issuable with respect to the Shares pursuant to any stock split, stock dividend, recapitalization, or similar event; provided, however, that shares of Common Stock shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and delivery requirements of the Securities Act under Section 3(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

         The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 3.4 and 3.5 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 3.3 hereof (or any similar legend).

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

         3.3 Restrictive Legend. Each certificate shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and such shares may not be sold or transferred unless such sale or transfer is in accordance with the registration requirements of the Securities Act of 1933, as at the time amended, and the appropriate state securities laws, or unless some other exemption from the registration requirements of such Act and State laws is available with respect thereto. The shares represented by this Certificate are transferable only to the Corporation or to the Shareholders of the Corporation unless and until the Holder hereof shall have complied with all provisions of the Articles of Incorporation, Bylaws and any applicable agreement with the Corporation affecting the sale thereof, copies of which are on file at the principal office of the Corporation."

         3.4      Company Registration.

                  (a) Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

               (i) promptly give to each Holder written notice thereof; and

              (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 10 days after receipt of such written notice from the Company, by any Holder or Holders.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.4(a)(i). In such event the right of any Holder to registration pursuant to Section 3.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3.4, if the managing underwriter determines that marketing factors require a limitation of the number of Registrable Securities to be underwritten, the managing underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders and the other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by all such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, he or it may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto. The Company may include shares of Common Stock (or other securities issued or issuable pursuant to any stock split, stock dividend, recapitalization, or similar event) held by shareholders other than the Holders in a registration statement pursuant to this Section 3.4 only if, and to the extent, the amount of Registrable Securities included in such registration would not thereby be diminished.

         3.5 Registration Procedures and Expenses. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 3, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                  (a) prepare and file with the Commission a registration statement with respect to all offered securities and use its best efforts to cause such registration statement to become and remain, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to cause such registration statement to remain, effective for a period of at least 90 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that no such registration shall constitute a shelf registration under Rule 415 promulgated by the Commission under the Act; and

                  (b) furnish such reasonable number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

         3.6 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.

         3.7 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company shall use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times subsequent to 90 days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended; and

                  (c) so long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time subsequent to 90 days after the effective date of the first registration statement covering an underwritten public offering filed by the Company) and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         3.8 Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Section 3.4 may be assigned, upon written notice to the Company, to a transferee or assignee who acquires at least 10% of the Registrable Securities of the Company, provided that such transfer must otherwise be effected in accordance with applicable securities laws.

         3.9 Amendment of Registration Rights. Any provision of this Section 3 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of seventy-five percent (75%) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 3.9 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Agreement, holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

         3.10 Indemnification. Subject to Section 3.4(b), in the event any Registrable Securities are included in a registration statement under Section 3:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder joining in a registration, any underwriter (as defined in the Securities Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  (b) To the extent permitted by law, each Holder joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each agent and any underwriter for the Company (within the meaning of the Securities
Act) and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or any amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                  (c) Promptly after receipt by an indemnified party under this
Section 3.11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.10, notify the indemnifying party in writing of the commencement thereof and (unless the interest of the indemnifying party conflicts with that of the indemnified party) the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with its own counsel (provided such counsel is reasonably satisfactory to the indemnified party). The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party, to the extent that he is prejudiced thereby, of any liability to the indemnified party under this Section 3.10, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 3.10.

         3.11 Termination of the Company's Obligations. The Company's obligations pursuant to Section 3.4 shall expire one year after the Company first becomes subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act.

         3.12 Lockup Agreement. In consideration for the Company agreeing to its obligations under this Section 3, each Investor agrees in connection with any registration of the Company's Common Stock for sale to the general public, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as the Company or the underwriters may specify. The Company may impose stop-transfer instructions with respect to all securities subject to the foregoing restrictions until the end of the applicable period.

         3.13 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

         3.14 Right of First Refusal. In the event that the Company proposes to issue and sell new shares or securities that are convertible into Common or Preferred Stock (the "New Securities"), the Company shall give the Investor at least 30 days prior written notice of its intention, and description, terms and conditions of the proposed transaction and the Investor shall have the right of first refusal to purchase, pro rata, all or any part of the New Securities. The Investor shall have 30 days from the date of such notice to exercise its option. if the Investor should waive or not exercise its right of first refusal provided herein, all or part of its pro rata share of New Securities may be purchased by the other investors. In the event that the Investor fails to exercise the right of first refusal within such 30 day period and other investors do not exercise their right of first refusal with respect to such New Securities, the Company shall have 120 days thereafter to sell or enter into an agreement to sell the New Securities at the price and upon general terms no more favorable to the investors thereof than specified in the Company's notice. In the event that the Company has not sold all the New Securities or entered into an agreement to sell all the New Securities within such 120 day period, the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Investor in the manner provided above.

         3.15 Option to Purchase Stock. If the Investor at any time intends to sell, transfer or otherwise dispose of any Shares, said Investor shall give the Company at least 30 days prior written notice of such intention (the "Investor Notice of Sale"), which Investor Notice of Sale shall specify the number of Shares to be sold, transferred or disposed of, the manner of the proposed sale, transfer or disposition, the name of the proposed investor, the proposed sale price (which must be payable in cash), a copy of a bona fide written offer from the proposed investor and all other material terms and conditions of such proposed sale, transfer or disposition and the Company shall have the option to purchase for cash all, but not part, of the Shares to which such Investor Notice of Sale relates on the terms and conditions specified in such notice. Such option shall be exercisable by the Company no later than 30 days after the date of the receipt by the Company of the Investor Notice of Sale. The parties to such transaction shall execute such certificates and cross receipts as are reasonably necessary to consummate such transaction.

         If the Company does not exercise its option to purchase the Shares covered by the Investor Notice of Sale, the Investor shall have the right to sell, transfer or otherwise dispose of such Shares for a period of 30 days following the waiver or expiration of the Company's option to purchase in accordance with the terms and conditions of the Investor Notice of Sale, after which the right of first refusal will again apply. Any provisions of this
Section 3.15 to the contrary notwithstanding shall apply to any transfer of the Shares.

         3.16 Sale of Majority of Shares of Stock. Upon the contemporaneous sale or exchange or other transfer of a majority of the shares of capital stock of the Company by one or more shareholders, such offeror shareholders shall arrange for the purchase of all the remaining shares of the Company's capital stock held by the remaining shareholder(s), at a price and subject to terms and conditions substantially or no less favorable than the same as those applicable to the sale or exchange of the offeror shareholder's shares.

                                    SECTION 4

                                  Miscellaneous

         4.1 Binding effect. All provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the successors or assigns of the Company and any subsequent transferee.

         4.2 Amendment and Modification. The parties hereto may amend, modify and supplement this Agreement in such manner as may be agreed upon by them in writing.

         4.3 Notices. Any notices hereunder may be given to the Company addressed to 50 Tice Boulevard, Woodcliff Lake, New Jersey 07675, for the attention of President. All such notices shall be by letter delivered in person, sent by certified mail, telegram or telex.

         This Agreement shall be governed by the laws of the State of Delaware and shall have the effect of a sealed instrument.




                                   Name of Investor (please print)

                                  ---------------------------------------------
                                                  (Signature)

                                      Date:

                                    Address:




Accepted:

SECURACOM, INCORPORATED


By:_______________________________


Date:_____________________________


Subscription payment instructions:

-        Please wire funds to:

                  Chemical Bank
                  New York, New York
                  ABA No.
                  Account:
                  Account No.:

                  For Further Credit to:
                  Account: